UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 URBAN EDGE PROPERTIES (Exact name of Registrant as specified in its charter) (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: ________________________________________________________________________________________ (2) Aggregate number of securities to which transaction applies: ________________________________________________________________________________________ (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 1 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________________________________________________________ (4) Proposed maximum aggregate value of transaction: ________________________________________________________________________________________ (5) Total fee paid: ________________________________________________________________________________________ Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: ________________________________________________________________________________________ (2) Form, Schedule or Registration Statement No.: ________________________________________________________________________________________ (3) Filing Party: ________________________________________________________________________________________ (4) Date Filed: ________________________________________________________________________________________

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. URBAN EDGE PROPERTIES *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2016. URBAN EDGE PROPERTIES 888 SEVENTH AVENUE NEW YORK, NY 10019 Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2016 Date: May 13, 2016 Time: 9:30 AM Eastern Time Location: Sullivan & Cromwell LLP 535 Madison Avenue New York, NY 10022 See the reverse side of this notice to obtain proxy materials and voting instructions. E06517-P7579 4

Proxy Materials Available to VIEW or RECEIVE: Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2016 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: E06518-P7579 4 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the "shareholder meeting registration" link at www.proxyvote.com. XXXX XXXX XXXX XXXX

Voting Items E06519-P7579 4 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. 4. The determination, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. 3. The approval, on a non-binding advisory basis, of the compensation of our named executive officers as described in the Proxy Statement. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof. 01) Steven H. Grapstein 02) Amy B. Lane 1. Election of Trustees Nominees The Board of Trustees recommends you vote FOR ALL of the following: The Board of Trustees recommends you vote FOR proposals 2 and 3. The Board of Trustees recommends you vote 1 YEAR on the following proposal:

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